UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2020

WEYLAND TECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51815	46-5057897
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079

New York, New York 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01 Financial Statements and Exhibits.

On January 9, 2020, Weyland Tech, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission regarding the closing of an Asset Purchase Agreement (the “Purchase Agreement”) for the Company’s wholly-owned subsidiary, Origin8, Inc., a Nevada corporation (the “Purchaser”) to acquire substantially all of the assets of Push Holdings, Inc. (“Push”), a wholly-owned subsidiary of ConversionPoint Technologies, Inc. (“ConversionPoint,” and together with Push, the “Sellers”), in exchange for a total of up to 35,714,285 shares of restricted common stock (the “Shares”) of the Company (the “Transaction”).

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Original Form 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the Original Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Original Form 8-K, which provides a more complete description of the acquisition of Push.

(a) Financial Statements of Business Acquired.

The audited financial statements of Push as of and for the years ended December 31, 2018 and 2017, and the independent auditors’ report related thereto as well as the unaudited financial statements of Push as of September 30, 2019, and the nine month periods ended September 30, 2019 and 2018, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 20178, the nine months ended September 30, 2019, and balance sheet as of September 30, 2019, which give effect to the acquisition of Push, are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description

99.1	The audited financial statements of Push Holdings, Inc. as of and for the years ended December 31, 2018 and 2017, and the independent auditor’s report related thereto and the unaudited financial statements of Push Holdings, Inc. as of September 30, 2019, and for the nine month periods ended September 30, 2019 and 2018.

99.2	The unaudited pro forma combined consolidated statements of operations for the year ended December 31, 2018, the nine months ended September 30, 2019, and balance sheet as of September 30, 2019, which give effect to the acquisition of Push Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH, INC.

Dated: May 1, 2020	By:	/s/ Brent Y. Suen
Brent Y. Suen
President and Chief Executive Officer

2